UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

January 6, 2023
Date of Report (Date of earliest event reported)

NORTHWEST NATURAL HOLDING COMPANY		NORTHWEST NATURAL GAS COMPANY
(Exact name of registrant as specified in its charter)		(Exact name of registrant as specified in its charter)
Commission file number	1-38681	Commission file number	1-15973
Oregon	82-4710680	Oregon	93-0256722
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)	(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

250 SW Taylor Street				250 SW Taylor Street
Portland	,	Oregon	97204	Portland	,	Oregon	97204
(Address of principal executive offices)			(Zip Code)	(Address of principal executive offices)			(Zip Code)

Registrant's telephone number, including area code:	(503)	226-4211	Registrant's telephone number, including area code:	(503)	226-4211
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Registrant	Title of each class	Trading Symbol	Name of each exchange on which registered
Northwest Natural Holding Company	Common Stock	NWN	New York Stock Exchange
Northwest Natural Gas Company	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Northwest Natural Holding Company	Emerging growth company	☐
Northwest Natural Gas Company	Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.		☐

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On January 6, 2023, Northwest Natural Gas Company (NW Natural), a wholly owned subsidiary of Northwest Natural Holding Company, issued and sold $100,000,000 aggregate principal amount of its First Mortgage Bonds, 5.43% Series due January 6, 2053 (the Bonds), to certain institutional investors pursuant to a Bond Purchase Agreement dated December 13, 2022, in reliance on an exemption from registration under Section 4(a)(2) of the Securities Act of 1933, as amended. The Bonds were issued pursuant to the Twenty-fifth Supplemental Indenture to NW Natural’s Mortgage and Deed of Trust, dated as of July 1, 1946, with Deutsche Bank Trust Company Americas as trustee (the Mortgage).

The Bonds bear interest at the rate of 5.43% per annum, payable semi-annually on January 6 and July 6 of each year, commencing July 6, 2023, and will mature on January 6, 2053. The Bonds will be subject to redemption prior to maturity at the option of NW Natural, in whole or in part, (i) at any time prior to July 6, 2052, at a redemption price equal to 100% of the principal amount thereof plus a “make-whole” premium and accrued and unpaid interest thereon to the date of redemption, and (ii) at any time on and after July 6, 2052, at 100% of the principal amount thereof plus accrued and unpaid interest thereon to the date of redemption.

The description set forth above is qualified in its entirety by reference to the Supplemental Indenture filed as Exhibit 4.1 to this Current Report on Form 8-K and to the Mortgage.

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits

See Exhibit Index below.

Exhibit Index

Exhibit	Description

4.1
Twenty-fifth Supplemental Indenture, providing for, among other things, First Mortgage Bonds, 5.43% Series due 2053, dated as of December 1, 2022, by and between Northwest Natural Gas Company and Deutsche Bank Trust Company Americas.

104	Inline XBRL for the cover page of this Current Report on Form 8-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, each Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized. The signature for each undersigned company shall be deemed to relate only to matters having reference to such company and its subsidiaries.

NORTHWEST NATURAL HOLDING COMPANY
(Registrant)

Dated:	January 6, 2023	/s/ Shawn M. Filippi
Vice President, Chief Compliance Officer and Corporate Secretary

NORTHWEST NATURAL GAS COMPANY
(Registrant)

Dated:	January 6, 2023	/s/ Shawn M. Filippi
Vice President, Chief Compliance Officer and Corporate Secretary